Union Security Life Insurance Company of New York
Separate Account A of Union Securities Life Insurance Company of New York
Masters Variable Annuity

Union Security Life Insurance Company of New York
Masters Variable Annuity

Union Security Insurance Company
Variable Account D of Union Security Insurance Company
Masters Variable Annuity

Union Security Insurance Company
Masters Variable Annuity

Supplement Dated July 22, 2020 to your Prospectus Dated May 1, 2020

Additional Funding Options
Effective September 21, 2020, the Hartford MidCap HLS Fund is added to your Contract as additional investment option.
In the sub-section entitled "The Funds" under "General Contract Information," the following information is added in alphabetical order under Hartford Series Fund, Inc. for the Contract(s):

Fundings Options	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford MidCap HLS Fund	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
In the section entitled "Fee Tables" of your prospectus, the table reflecting the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity is deleted and replaced with the following:

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.16%	0.92%
In the section entitled "Fee Tables," the Example table intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities is deleted and replaced with the following:

(1) If you Surrender your Contract at the end of the applicable time period:
1 year	$876
3 years	$1,190
5 years	$1,496
10 years	$2,565
(2) If you annuitize at the end of the applicable time period:
1 year	$227
3 years	$698
5 years	$1,196
10 years	$2,565
(3) If you do not Surrender your Contract:
1 year	$227
3 years	$698
5 years	$1,196
10 years	$2,565

Reorganization
The Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. approved an Agreement and Plan of Reorganization (“Reorganization”), that provides for the reorganization of each Acquired Fund identified below (each an "Acquired Fund") into the corresponding Acquiring Fund identified below (each an "Acquiring Fund") (each a "Reorganization" and collectively, the "Reorganizations"). Each Reorganization is expected to close after the close of business on or about the dates set forth below under the heading Reorganization Date (each a "Reorganization Date").

Acquired Funds	Acquiring Funds	Closing Date	Reorganization Date
Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford Growth Opportunities HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Value HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford Value HLS Fund	Hartford Dividend and Growth HLS Fund	September 16, 2020	September 18, 2020
Hartford High Yield HLS Fund	Hartford Total Return Bond HLS Fund	September 23, 2020	September 25, 2020
Hartford U.S. Government Securities HLS Fund	Hartford Ultrashort Bond HLS Fund	September 23, 2020	September 25, 2020

Each Reorganization contemplates: (1) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Reorganization Date; (2) the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the corresponding Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Reorganization Date. Each Reorganization does not require shareholder approval.
Due to the Reorganizations, as of the close of business on the Closing Dates listed above, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Accounts, including by way of program trades (identified below).
As a result of the Reorganizations, as of the close of business on the applicable Reorganization Date:

(i)	if any of your Contract Value is currently invested in one of the Acquired Fund Sub-Accounts, that Contract Value will be transferred into the corresponding Acquiring Fund Sub-Account;

(ii)
unless you direct us otherwise, if any portion of your future Premium Payments is allocated to one of the Acquired Fund Sub-Accounts, those future payments will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iii)	any transaction that includes an allocation to one of the Acquired Fund Sub-Accounts will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iv)
unless you direct us otherwise, if you are enrolled in any administrative program that includes transfers of Contract Value or allocation to one of the Acquired Fund Sub-Accounts (i.e., DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other program trades), your enrollment will automatically be updated to reflect the corresponding Acquiring Fund Sub-Account;

(v)
If you are currently invested in one of the investment models that includes one of the Acquired Fund Sub-Accounts, the model will be automatically updated to reflect the corresponding Acquiring Fund Sub-Account. The percentage allocation of the Acquired Fund Sub-Account will also be moved to the total allocation of the Acquiring Fund Sub-Account. For example, if your model allocated 5% to one of the Acquired Fund Sub-Accounts, that 5% will now be allocated to the corresponding Acquiring Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or invest in a different model, you may provide us with new instructions at any time.

(vi)	all references and information contained in the prospectus for your Contract related to any of the Acquired Funds are deleted and replaced with the corresponding Acquiring Fund.

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